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                                                                EXHIBIT 10(u)

                             TRUST AGREEMENT NO. 7
                             ---------------------

              This Trust Agreement ("Trust Agreement No. 7") made this 9th day of April, 1991 by and between Cleveland-Cliffs Inc, an Ohio corporation ("Cleveland-Cliffs"), and Ameritrust Company National Association, a national banking association (the "Trustee");
                                WITNESSETH:
                                -----------
              WHEREAS, certain benefits are or may become payable under the provisions of the Cleveland-Cliffs Inc Supplemental Retirement Benefit Plan, as Amended and Restated Effective January 1, 1991 as the same may hereafter be supplemented, amended or restated, or any successor thereto (the "Plan"), a current copy of which is attached hereto as Exhibit B and incorporated herein by reference, to the participants in the Plan (the "Participants") listed (from time to time as provided in Section 9(b) hereof) on Exhibit A hereto or to the beneficiaries of such Participants (the "Beneficiaries") as the case may be;
              WHEREAS, the Plan provides for the payment of benefits resulting from contributions made to the Plan which would have been made for the Participants to the qualified retirement plans established by Cleveland-Cliffs and its subsidiary corporations and affiliates were it not for certain limitations imposed by the Internal Revenue Code of 1986, as amended (the
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"Code"), and the Plan also provides for the payment of benefits due under agreements entered into by Cleveland-Cliffs (and which may be entered into in the future by Cleveland-Cliffs and its subsidiary corporations and affiliates) with certain executives providing for additional service credit and/or other features for purposes of computing retirement benefits;
              WHEREAS, Cleveland-Cliffs wishes specifically to assure the payment to the Participants and Beneficiaries of amounts due under the Plan
(the amounts so payable being collectively referred to herein as the
"Benefits");
              WHEREAS, subject to Section 9 hereof, the amounts and timing of Benefits to which each Participant or Beneficiary is presently or may become entitled are as provided in the Plan;
              WHEREAS, Cleveland-Cliffs wishes to establish a trust (the "Trust") under which Cleveland-Cliffs and each of its subsidiaries or affiliates that executes a Participating Subsidiary Deposit Agreement ("Deposit Agreement") as provided in Section 14 hereof (a "Participating Subsidiary"; and "Participating Employer" shall mean Cleveland-Cliffs or any Participating Subsidiary) may transfer to the Trust assets which shall be held therein subject to the claims of the creditors of each Participating Employer to the extent set forth in Section 3 hereof until paid in full to all Participants and Beneficiaries as Benefits in such manner and at such times as specified herein unless the Participating Employer with respect to the Participant or
Beneficiary is Insolvent (as defined herein) at the time that such Benefits become payable;
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              WHEREAS, each Participating Subsidiary that executes a Deposit
Agreement has irrevocably appointed Cleveland-Cliffs its agent and attorney for purposes of acting on its behalf with respect to this Trust; and
              WHEREAS, a Participating Employer shall be considered "Insolvent" for purposes of this Trust Agreement at such time as such Participating
Employer (i) is subject to a pending voluntary or involuntary proceeding as a debtor under the United States Bankruptcy Code, as heretofore or hereafter amended, or (ii) is unable to pay its debts as they mature.
              NOW, THEREFORE, the parties do hereby establish the Trust and agree that the Trust shall be comprised, held and disposed of as follows:
       1.     TRUST FUND:   (a)    Subject to the claims of creditors of
Participating Employers to the extent set forth in Section 3 hereof, Cleveland-Cliffs hereby deposits with the Trustee in trust Ten Dollars ($10.00) which shall become the principal of this Trust, to be held, administered and disposed of by the Trustee as herein provided, but no payments of all or any portion of the principal of the Trust or earnings thereon shall be made to Cleveland-Cliffs or any other person or entity on behalf of Cleveland-Cliffs except as herein expressly provided. The Trust hereby established shall be irrevocable.
              (b) Cleveland-Cliffs shall notify the Trustee promptly in the event that a "Change of Control", (as defined herein) has occurred. The term "Change of Control" shall mean the occurrence of any of the following events:
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                     (i)    a tender offer shall be made and consummated for
       the ownership of 30% or more of the outstanding voting securities of Cleveland-Cliffs;
                     (ii) Cleveland-Cliffs shall be merged or consolidated with another corporation and as a result of such merger or consolidation less than 70% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the former shareholders of Cleveland-Cliffs, other than affiliates (within the meaning of the Securities Exchange Act of 1934) of any party to such merger or consolidation, as the same shall have existed immediately prior to such merger or consolidation;
                     (iii)  Cleveland-Cliffs shall sell substantially all of
       its assets to another corporation which is not a wholly owned subsidiary;
                     (iv) a person, within the meaning of Section 3(a)(9) or of Section 13(d)(3) (as in effect on the date hereof) of the Securities Exchange Act of 1934, shall acquire 30% or more of the outstanding voting securities of Cleveland-Cliffs (whether directly, indirectly, beneficially or of record), or
                     (v) during any period of two consecutive years, individuals who at the beginning of any such period constitute the Board of Directors of Cleveland-Cliffs cease for any reason to constitute at least a majority thereof,
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       unless the election, or the nomination for election by the shareholders of Cleveland-Cliffs, of each Director first elected during any such period was approved by a vote of at least two-thirds of the Directors of Cleveland-Cliffs then still in office who are Directors of Cleveland-Cliffs on the date at the beginning of any such period.
For purposes hereof, ownership of voting securities shall take into  account and shall include ownership as determined by applying the provisions of Rule 13d-3(d)(1)(i) (as in effect on the date hereof) pursuant to the Securities Exchange Act of 1934.
              (c) Any payments by the Trustee pursuant to this Agreement shall, to the extent thereof, discharge the obligation of the Participating Employers to pay benefits under the Plan, it being the intent of the Participating Employers that assets in the Trust established hereby be held as security for the obligation of the Participating Employers to pay benefits under the Plan.
              (d) The principal of the Trust and any earnings thereon shall be held in trust separate and apart from other funds of each Participating Employer exclusively for the uses and purposes herein set forth. No
Participant or Beneficiary shall have any preferred claim on, or any beneficial ownership interest in, any assets of the Trust prior to the time that such assets are paid to a Participant or Beneficiary as Benefits as provided herein.
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              (e)    A Participating Employer may at any time or from time to
time make additional deposits of cash or other property in the Trust to augment the principal to be held, administered and disposed of by the Trustee as herein provided, but no payments of all or any portion of the principal of the Trust or earnings thereon shall be made to a Participating Employer or any other person or entity on behalf of a Participating Employer except as herein expressly provided.
              (f) The Trust is intended with respect to each Participating Employer, to be a grantor trust, within the meaning of Section 671 of the Code, or any successor provision thereto, and shall be construed accordingly. The Trust is not designed to qualify under Section 401(a) of the Code or to be subject to the provisions of the Employee Retirement Income Security Act Or 1974, as amended ("ERISA"). The Trust established under this Trust Agreement No. 7 does not fund and is not intended to fund the Plan or any other employee benefit plan or program of a Participating Employer. Such Trust is and is intended to be a depository arrangement with the Trustee for the setting aside of cash and other assets of the Participating Employers as and when each of the so determines in its sole discretion for the meeting of part or all of its future obligations with respect to Benefits to some or all of the Participants under the Plan.
              2.     PAYMENTS TO PARTICIPANTS OR BENEFICIARIES.
(a)   Provided that the Trustee has not actually received notice as provided in Section 3 hereof that a Participant's or
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Beneficiary's Participating Employer is Insolvent, the Trustee shall make payments of Benefits to each Participant or Beneficiary from the assets of the Trust in accordance with the term of the Plan and subject to Section 9 hereof. The Trustee shall make provision for withholding of any federal, state, or local taxes that may be required to be withheld by the Trustee in connection with the payment of any Benefits hereunder.
              (b) If the balance of a Participant's separate account maintained pursuant to Section 7(b) hereof is not sufficient to provide for full payment of Benefits to which a Participant or Beneficiary is entitled as provided herein, the respective Participating Employer shall make the balance of each such payment as provided in the Plan. No payment from the Trust assets to a Participant or Beneficiary shall exceed the balance of such separate account.
              3. THE TRUSTEE'S RESPONSIBILITY REGARDING PAYMENTS TO A PARTICIPANT OR BENEFICIARY WHEN A PARTICIPATING EMPLOYER IS INSOLVENT:
              (a) At all times during the continuance of this Trust, the principal and income of the Trust with respect to accounts maintained hereunder on behalf of a Participating Employer shall be subject to claims of creditors of such Participating Employer as set forth in this Section 3(a). The Board of Directors ("Board") of Cleveland-Cliffs and of each Participating Subsidiary and the Chief Executive Officer ("CEO") of Cleveland-Cliffs and of each Participating Subsidiary shall have the duty to inform the Trustee if either
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the Board or the CEO believes that his or their respective Participating
Employer is Insolvent. If the Trustee receives a notice from the Board, the CEO, or a creditor of a Participating Employer alleging that such Participating Employer is insolvent, then unless the Trustee independently determines that such Participating Employer is not Insolvent, the Trustee shall (i) discontinue payments to any Participant or his Beneficiary from accounts maintained hereunder on behalf of such Participating Employer (the "Identified Participating Employer"), (ii) determine and allocate all Account Excesses in accordance with Sections 4 and 7(b) hereof for the accounts of the Participants then employed by the Identified Participating Employer, or for whom such Identified Participating Employer has obligations and liabilities pursuant to a Deposit Agreement, treating such accounts solely for this purpose as if they comprised all of the accounts of the Trust, and provided that for this purpose the Threshold Percentage shall be equal to 100%, (iii) hold the Trust assets attributable to accounts maintained hereunder on behalf of Participants then employed by the Identified Participating Employer, or for whom such Identified Participating Employer has obligations and liabilities or has assumed obligations and liabilities pursuant to a Deposit Agreement, for the benefit of the general creditors of such Identified Participating Employer, and (iv) promptly seek the determination of a court of competent jurisdiction regarding the Insolvency of the Identified Participating Employer. The Trustee shall deliver any
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undistributed principal and income in the Trust to the extent of the balances of the accounts maintained hereunder on behalf of the Identified Participating Employer to the extent necessary to satisfy the claims of the creditors of such Identified Participating Employer as a court of competent jurisdiction may direct. Such payments of principal and income shall be borne by the separate accounts of the Participants in proportion to the balances on the date of such court order of their respective accounts maintained pursuant to Section 7(b) hereof. If payments to any Participant or Beneficiary have discontinued pursuant to this Section 3(a), the Trustee shall resume payments to such Participant or Beneficiary only after receipt of an order of a court of competent jurisdiction. The Trustee shall have no duty to inquire as to whether a Participating Employer is Insolvent and may rely on information concerning the Insolvency of a Participating Employer which has been furnished to the Trustee by any creditor of a Participating Employer or by any person. Nothing in this Trust Agreement shall in any way diminish any rights of any Participant or Beneficiary to pursue his rights as a general creditor of the Participant's or Beneficiary's Participating Employer with respect to Benefits or otherwise, and the rights of each Participant or Beneficiary under the Plan shall in no way be affected or diminished by any provision of this Trust Agreement No. 7 or action taken pursuant to this Trust Agreement No. 7 except that any payment actually received by any Participant or Beneficiary hereunder shall reduce
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dollar-per-dollar amounts otherwise due to such Participant or Beneficiary pursuant to the Plan.
              (b) If the Trustee discontinues payment of Benefits from the Trust pursuant to Section 3(a) hereof, the Trustee shall, to the extent it has liquid assets, place cash equal to the discontinued payments (to the extent not paid to creditors pursuant to Section 3(a) and not paid to the Trustee pursuant to Section 10 hereof) in such interest-bearing deposit accounts or certificates of deposit (including any such accounts or certificates issued or offered by the Trustee or any successor corporation but excluding obligations of any Participating Employer) as determined by the Trustee in its sole discretion.
If the Trustee subsequently resumes such payments, the first payment following such discontinuance shall include the aggregate amount of all payments which would have been made to the Participants and Beneficiaries in accordance with this Trust Agreement No. 7 during the period of such discontinuance, less the aggregate amount of payments made to any Participant or Beneficiary by the Participating Employer pursuant to the Plan during any such period of discontinuance, together with interest on the net amount delayed determined at a rate equal to the rate paid on the accounts or deposits selected by the Trustee; provided, however, that no such payment shall exceed the balance of the respective Participant's or Beneficiary's account as provided in Section 7(b) hereof.
              4.     PAYMENTS TO PARTICIPATING EMPLOYERS:       Except to the
extent expressly contemplated by this Section 4, no
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Participating Employer shall have any right or power to direct the Trustee to return any of the Trust assets to such Participating Employer before all payments of Benefits have been made to all Participants or Beneficiaries of such Participating Employer as herein provided. From time to time, if and when requested by Cleveland-Cliffs to do so and/or in order to comply with Section 7(b) hereof, the Trustee shall engage the services of Hewitt Associates or such other independent actuary as may be mutually satisfactory to Cleveland-Cliffs and to the Trustee to determine the maximum actuarial present values of the future Benefits that could become payable by each Participating Employer under the Plan with respect to the Participants and Beneficiaries. The Trustee shall determine the fair market values of the Trust assets allocated to the account of each Participant pursuant to Section 7(b) hereof Cleveland-Cliffs shall pay the fees of such independent actuary and of any appraiser engaged by the
Trustee to value any property held in the Trust. The independent actuary shall make its calculations using the 1983 Group Annuity Mortality Table, an interest rate of 8%, Gross National Product Price Deflator increases of 4%, or such other assumptions as are recommended by such actuary and approved by Cleveland-Cliffs and, after the date of a Change of Control, a majority of the Participants (subject to the provisions of Sections 11(b)(i) and (b)(ii) hereof). For purposes or this Trust Agreement, (A) the "Fully Funded" amount with respect to the account of a Participant or Beneficiary maintained pursuant
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to Section 7(b) hereof shall be equal to the "Threshold Percentage," as defined below, multiplied by the maximum actuarial present value of the future Benefits that could become payable under the Plan with respect to the Participants and Beneficiaries, (B) the "Account Excess" with respect to such account shall be equal to the excess, if any, of the fair market value of the assets held in the Trust allocated to a Participant's account over the respective Fully Funded amount, and (C) the "Aggregate Account Excess" with respect to a Participating Employer shall be equal to the excess, if any, of the aggregate account balances of Participants then employed by the Participating Employer, or for whom such Participating Employer has obligations and liabilities or has assumed obligations and liabilities or has assumed obligations and liabilities pursuant to a Deposit Agreement, over their aggregate Fully Funded amounts. Unless otherwise provided, prior to a Change of Control the Threshold Percentage shall be equal to 110%, and following a Change of Control the Threshold Percentage shall be equal to 140%. The Trustee shall allocate any Account Excess in accordance with Section 7(b) hereof. Thereafter, upon the request of Cleveland-Cliffs, the Trustee shall pay to the Participating Employer its Aggregate Account Excess computed upon the basis of a Threshold Percentage equal to 140%.
              5.     INVESTMENT OF PRINCIPAL:     (a)    The Trustee shall
invest and reinvest the principal of the Trust including any income accumulated and added to principal, as directed by the
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Compensation Committee of the Board of Directors of Cleveland Cliffs (which direction may include investment in Common Shares of Cleveland-Cliffs). In the absence of any such direction, the Trustee shall have sole power to invest the assets of the Trust (including investment in common shares of
Cleveland-Cliffs). The Trustee shall act at all times however, with the care, skill, prudence, and diligence under the circumstances then prevailing that a prudent corporate trustee, acting in a like capacity and familiar with such matters, would use in the conduct of an enterprise of a like character and with like aims. The investment objective of the Trustee shall be to preserve the principal of the Trust while obtaining a reasonable total rate of return, measurement of which shall include market appreciation or depreciation plus receipt of interest and dividends. The Trustee shall not be required to invest nominal amounts. The Trustee shall be mindful, in the course of its management of the Trust, of the liquidity demands on the Trust and any actuarial assumptions that may be communicated to it from time to time in accordance with the provisions of this Trust Agreement No. 7.
              (b)    In addition to authority given to the Trustee under
Section 8 hereof, the Trustee is empowered with respect to the assets of the
Trust:
                     (i) To invest and reinvest all or any part of the Trust assets, in each and every kind of property, whether real, personal or mixed, tangible or intangible, whether income or non-income producing, whether secured or
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       unsecured, and wherever situated, including, but not limited to, real estate, shares of common and preferred stock, mortgages and bonds, leases (with or without option to purchase), notes, debentures, equipment or collateral trust certificates, and other corporate, individual or government securities or obligations, time deposits (including savings deposit and certificates of deposit in the Trustee or its affiliates if such deposits bear a reasonable rate of interest), common or collective funds or trusts, and mutual funds or investment companies, including affiliated investment companies and 12 B-l funds. Cleveland-Cliffs acknowledges and agrees that the Trustee may receive fees as a participating depository institution for service relating to the investment of funds in an eligible mutual fund.
                     (ii) At such time or times, and upon such terms and conditions as the Trustee shall deem advisable, to sell, convert, redeem, exchange, grant options for the purchase or exchange of, or otherwise dispose of, any property held hereunder, at public or private sale, for cash or upon credit, with or without security, without obligation on the part of any person dealing with the Trustee to see to the application of the proceeds of or to inquire into the validity, expediency, or propriety of any such disposal;
                     (iii) To manage, operate, repair, partition, and improve and mortgage or lease (with or without an option to
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       purchase) for any length of time any property held in the Trust; to renew or extend any mortgage or lease, upon such terms as the Trustee may deem expedient; to agree to reduction of the rate of interest on any mortgage; to any modification in the terms of any lease or mortgage or of any guarantee pertaining to either of them; to exercise and enforce any right of foreclosure; to bid on property in foreclosure; to take a deed in lieu of foreclosure with or without paying consideration therefor and in connection therewith to release the obligation on the bond secured by the mortgage; and to exercise and enforce in any action, suit, or proceeding at law or in equity any rights, covenants, conditions or remedies with respect to any lease or mortgage or to any guarantee pertaining to either of them or to waive any default in the performance thereof;
                     (iv) To join in or oppose any reorganization, recapitalization, consolidation, merger or liquidation, or any plan therefor, or any lease (with or without an option to purchase), mortgage or sale of the property of any organization the securities of which are held in the Trust; to pay from the Trust any assessments, charges or compensation specified in any plan of reorganization, recapitalization, consolidation, merger or liquidation; to deposit any property allotted to the Trust in any reorganization, recapitalization, consolidation, merger or liquidation; to deposit any property with any committee or
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       depository; and to retain any property allotted to the Trust in any reorganization, recapitalization, consolidation, merger or liquidation;
                     (v) To compromise settle, or arbitrate any claim, debt or obligation of or against the Trust; to enforce or abstain from enforcing any right, claim, debt, or obligation; and to abandon any property determined by it to be worthless;
                     (vi)   To make, execute and deliver, as Trustee, any
       deeds, conveyances, leases (with or without option to purchase), mortgages, options, contracts, waivers or other instruments that the Trustee shall deem desirable in the exercise of its powers under this Agreement; and
                     (vii) To pay out of the assets of the Trust all taxes imposed or levied with respect to the Trust and in its discretion may contest the validity or amount of any tax, assessment, penalty, claim, or demand respecting the Trust and may institute, maintain, or defend against any related action or proceeding either at law or in equity (and in such regard, the Trustee shall be indemnified in accordance with
       Section 8(d) hereof).
              6. INCOME OF THE TRUST: Except as provided in Section 3 hereof, during the continuance of this Trust all net income of the Trust shall be allocated not less frequently than monthly among the Participants' separate accounts in accordance with Section 7(b) hereof.
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              7.     ACCOUNTING BY TRUSTEE:       (a)    The Trustee shall
maintain books, records and accounts as may be necessary for the proper administration of Trust assets, including such specific records as shall be agreed upon in writing by Cleveland-Cliffs and the Trustee, and shall render to Cleveland-Cliffs within 60 days following the close of each calendar year following the date of this Trust until the termination of this Trust or the removal or resignation of the Trustee (and within 60 days after the date of such termination, removal or resignation), an accounting with respect to the Trust assets as of the end of the then most recent calendar year (and as of the date of such termination, removal or resignation, as the case may be). The Trustee shall furnish to each Participating Employer on a quarterly basis (or as Cleveland-Cliffs shall direct from time to time) and in a timely manner such information regarding the Trust as each Participating Employer shall require for purposes of preparing its statements of financial condition. The Trustee shall at all times maintain separate bookkeeping accounts for each
Participating Employer and for each Participant as prescribed by Section 7(b) hereof, and, upon the written request of a Participant, shall provide to him an annual statement of his account. Upon the written request of Cleveland-Cliffs or, on or after the date of a Change of Control, a Participant, the Trustee shall deliver to such Participant or Cleveland-Cliffs, as the case may be, a written report setting forth the amount held in the Trust and a record of the deposits made with respect thereto by each Participating
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Employer.  Unless Cleveland-Cliffs or any Participant shall have filed with the
Trustee written exception or objection to any such statement and account within 90 days after receipt thereof, Cleveland-Cliffs and the Participants shall be deemed to have approved such statement and account, and in such case the
Trustee shall be forever released and discharged with respect to all matters and things reported in such statement and account as though it had been settled by a decreee of acourt of competent jurisdiction in an action or proceeding to which Cleveland-Cliffs, the Participating Employers and the Participants were parties.
              (b) The Trustee shall maintain a separate account for each Participating Employer (a "Participating Employer Account") and within such Participating Employer Account, a separate account for each Participant who performs services for such Participating Employer and from whom such
Participant is entitled to Benefits (a "Participant account"). Each asset of the Trust shall be allocated to the account of a Participating Employer. Participant accounts within a Participating Employer Account shall reflect undivided portions of each asset in such Account. The Trustee shall credit or debit each Participant account as appropriate to reflect such Participant's allocable portion of the Trust assets allocated to each Participating Employer Account, as such Trust assets may be adjusted from time to time pursuant to the terms of this Trust Agreement No. 7. Except as otherwise provided in this
Section 7(b), the Trustee shall allocate the income (or loss) of the Trust with
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respect to each Participating Employer Account, and within such Account, to the separate Participant accounts maintained thereunder in proportion to the balances of the separate accounts of the Participants. Prior to the date of a Change of Control, all deposits of principal pursuant to Section 1(a) and 1(e) shall be allocated and reallocated as directed by the Participating Employer making such deposit. On or after such date of a Change of Control deposits of principal shall be allocated as Account Excess in accordance with this Section 7(b). Prior to the date of a Change of Control, at the request of Cleveland-Cliffs the Trustee shall determine the amount of all Account
Excesses. On or after the date of a Change of Control, the Trustee shall determine annually the amount of all Account Excesses. The Trustee shall allocate the aggregate amount of the Account Excess of a Participating Employer to any accounts of Participants then employed by such Participating Employer that are not Fully Funded, as defined in Section 4 hereof, in proportion to the differences between the respective Fully Funded amount and account balance, insofar as possible until all accounts of Participants then employed by such Participating Employer are Fully Funded. Any then remaining aggregate Account Excess of a Participating Employer shall be allocated to all the accounts of Participants then employed by such Participating Employer, in proportion to the respective Fully Funded amounts.
             (c)    Nothing in this Section 7 shall preclude the commingling
of Trust assets for investment.
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              8.     RESPONSIBILITY OF TRUSTEE:   (a)    The Trustee shall act
with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent corporate trustee, acting in a like capacity and familiar with such matters, would use in the conduct of an enterprise of a like character and with like aims; provided, however, that the Trustee shall incur no liability to any person for any action taken pursuant to a direction, request or approval, contemplated by and complying with the terms of this Trust Agreement No. 7, given in writing by any Participating Employer, by the Compensation Committee or by a Participant or Beneficiary applicable to his or her beneficial interest herein; and provided, further, that the Trustee shall have no duty to seek additional deposits of principal from any Participating Employer for additional amounts accrued under the Plan, and the Trustee shall not be responsible for the adequacy of this Trust.
              (b) The Trustee may vote any stock or other securities and exercise any right appurtenant to any stock, other securities or other property held hereunder, either in person or by general or limited proxy, power of attorney or other instrument.
              (c) The Trustee may hold securities in bearer form and may register securities and other property held in the trust fund in its own name or in the name of a nominee, combine certificates representing securities with certificates of the same issue held by the Trustee in other fiduciary capacities, and deposit, or arrange for deposit of property with any
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depository; provided that the books and records of the Trustee shall at all times show that all such securities are part of the trust fund.
              (d) If the Trustee shall undertake or defend any litigation arising in connection with this Trust Agreement No. 7, it shall be indemnified jointly and severally by Cleveland-Cliffs and each Participating Subsidiary against its costs, expenses and liabilities (including without limitation attorneys' fees and expenses) related thereto.
              (e) The Trustee may consult with legal counsel, independent accountants and actuaries (who may be counsel, independent accountants or actuaries for any Participating Employer) with respect to any of its duties or obligations hereunder, and shall be fully protected in acting or refraining from acting in accordance with the advice of such counsel, independent accountants and actuaries.
              (f) The Trustee may rely and shall be protected in acting or refraining from acting within the authority granted by the terms of this Trust Agreement No. 7 upon any written notice, instruction or request furnished to it hereunder and believed by it to be genuine and to have been signed or presented by the proper party or parties.
              (g) The Trustee may hire agents, accountants, actuaries, and financial consultants, who may be agents, accountants, actuaries, or financial consultants, as the case may be, for any Participating Employer, and shall not be answerable for the conduct of same if appointed with due care.

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              (h)    The Trustee is empowered to take all actions necessary or
advisable in order to collect any benefits or payments of which the Trustee is the designated beneficiary.
              (i) The Trustee shall have, without exclusion, all powers conferred on trustees by applicable law unless expressly provided otherwise herein.
              9.     AMENDMENTS, ETC.  TO PLAN; COOPERATION OF PARTICIPATING
EMPLOYERS:
              (a) Cleveland-Cliffs has previously furnished the Trustee a complete and correct copy of the Plan, and Cleveland-Cliffs shall, and any Participating Subsidiary, Participant, or Beneficiary may, promptly furnish the Trustee true and correct copies of any amendment, restatement or successor thereto, whereupon such amendment, restatement or successor shall be incorporated herein by reference, provided that such amendment, restatement or successor shall not affect the Trustee's duties and responsibilities hereunder without the consent of the Trustee.
              (b) Cleveland-Cliffs shall provide the Trustee with all information requested by the Trustee for purposes of determining payments to the Participants and Beneficiaries or withholding of taxes as provided in
Section 2. Upon the failure of Cleveland-Cliffs or any Participant or Beneficiary to provide any such information, the Trustee shall, to the extent necessary in the sole judgment of the Trustee, (i) compute the amount payable hereunder to any Participant or Beneficiary; and (ii) notify Cleveland-Cliffs and the

Participant or Beneficiary in writing of its computations. Thereafter this Trust Agreement No. 7 shall be construed as to the Trustee's duties and obligations hereunder in accordance with such Trustee determinations without further action; provided, however, that no such determinations shall in any way diminish the rights of any Participant or Beneficiary hereunder or under the Plan; and provided, further, that no such determinations shall be deemed to modify this Trust Agreement No. 7 or the Plan. Nothing in this Trust Agreement No. 7 shall restrict Cleveland-Cliffs' right to amend, modify or terminate the Plan.
              (c) At such times as may in the judgment of Cleveland-Cliffs be appropriate, Cleveland-Cliffs shall furnish to the Trustee any amendment to Exhibit A for the purpose of the addition of Participants (or the deletion of Participants who (together with their Beneficiaries) have no Benefits currently due or payable in the future)) to Exhibit A; provided, however, that no such amendment shall be made after the date of a Change of Control.
              10.    COMPENSATION AND EXPENSES OF TRUSTEE:      The Trustee
shall be entitled to receive such reasonable compensation for its services as shall be agreed to upon by Cleveland-Cliffs and the Trustee. The Trustee shall also be entitled to reimbursement of its reasonable expenses incurred with respect to the administration of the Trust including fees and expenses incurred pursuant to Sections 8(d), 8(e) and 8(g) and liabilities to creditors pursuant to court direction as provided in Section 3(a) hereof. Such compensation and expenses shall in all events be payable either directly by Cleveland-Cliffs or, in the event that Cleveland-Cliffs shall refuse, from the assets of the Trust and charged pro rata in proportion to each separate account balance. The Trust shall have a claim against Cleveland-Cliffs for any such compensation or expenses so paid.
              11.    REPLACEMENT OF THE TRUSTEE:  (a)    Prior to the date of a
Change of Control, the Trustee may be removed by Cleveland-Cliffs. On or after the date of a Change of Control, the Trustee may be removed at any time by agreement of Cleveland-Cliffs and a majority of the Participants. The Trustee may resign after providing not less than 90 days' notice to Cleveland-Cliffs and to the Participants. In case of removal or resignation, a new trustee, which shall be independent and not subject to control of either Cleveland Cliffs or the Participants and Beneficiaries, shall be appointed as shall be agreed by Cleveland-Cliffs and a majority of the Participants. No such removal or resignation shall become effective until the acceptance of the trust by a successor trustee designated in accordance with this Section 11. If the Trustee should resign, and within 45 days of the notice of such resignation Cleveland-Cliffs and the Participants shall not have notified the Trustee of an agreement as to a replacement trustee, the Trustee shall appoint a successor trustee, which shall be a bank or trust company, wherever located, having a capital and surplus of at least $500,000,000 in the aggregate.

              (b) For purposes of the removal or appointment of a Trustee under this Section 11, (i) if any Participant shall be deceased or adjudged incompetent, such Participant's Beneficiaries shall participate in such Participant's stead, and (ii) a Participant shall not participate if all payments of Benefits then currently due or payable in the future have been made to such Participant or his Beneficiary.
              12.    AMENDMENT OR TERMINATION:    (a)    This Trust Agreement
No. 7 may be amended by Cleveland-Cliffs and the Trustee without the consent of any Participant or Beneficiary provided the amendment does not adversely affect any Participant or Beneficiary. This Trust Agreement No. 7 may also be amended at any time and to any extent by a written instrument executed by the Trustee, all Participating Employers, and a majority of the Participants, except to alter Section 12(b), and except that amendments to Exhibit A contemplated by
Section 9(b) hereof shall be made as therein provided.
              (b) The Trust shall terminate on the date on which the Trust no longer contains any assets, or, if earlier, the date on which no Participant or Beneficiary is entitled to further payments hereunder.
              (c) Upon termination of the Trust as provided in Section 12(b) hereof, any assets remaining in the Trust shall be returned to Cleveland-Cliffs or as it directs.
              13.    SPECIAL DISTRIBUTION:        (a)    It is intended that
(i) the creation of, and transfer of assets to, the Trust will not cause the Plan to be other than "unfunded" for purposes of title I of the Employee Retirement Income Security Act of 1974, as amended, or any successor provision thereto ("ERISA"); (ii) transfers of assets to the Trust will not be transfers of property for purposes of section 83 of the Code, or any successor provision thereto, nor will such transfers cause a currently taxable benefit to be realized by a Participant or Beneficiary pursuant to the "economic benefit doctrine; and (iii) pursuant to section 451 of the Code, or any successor provision thereto, amounts will be includable as compensation in the gross income of a Participant or Beneficiary in the taxable year or years in which such amounts are actually distributed or made available to such Participant or Beneficiary by the Trustee.
              (b) Notwithstanding anything to the contrary contained in this Trust Agreement No. 7, in the event it is determined by a final decision of the Internal Revenue Service, or, if an appeal is taken therefrom, by a court of competent jurisdiction that (i) by reason of the creation of, and a transfer of assets to, the Trust, the Trust is considered "funded" for purposes of title I of ERISA; or (ii) a transfer of assets to the Trust is considered a transfer of property for purposes of section 83 of the Code or any successor provision thereto; or (iii) a transfer of assets to the Trust causes a Participant or Beneficiary to realize income pursuant to the "economic benefit" doctrine; or
(iv) pursuant to section 451 of the Code or any successor provision thereto, amounts are includable as compensation in the gross income of a Participant or Beneficiary in a taxable year that is prior to the taxable year or years in which such amounts would, but for this Section 13, otherwise actually be distributed or made available to such Participant or Beneficiary by the Trustee, then (A) the assets held in Trust shall be allocated in accordance with Section 7(b) hereof, and (B) subject to the last sentence of Section 2(b) hereof, the Trustee shall promptly make a distribution to each affected Participant or Beneficiary which, after taking into account the federal, state and local income tax consequences of the special distribution itself, is equal to the sum of any federal, state and local income taxes, interest due thereon, and penalties assessed with respect thereto, which are attributable to amounts that are includable in the income of such Participant or Beneficiary for any of the reasons described in clause (i), (ii), (iii) or (iv) of this Section 13(b).
              14.    PARTICIPATING SUBSIDIARY DEPOSIT AGREEMENT:       (a)
Upon execution of a Deposit Agreement in the form of Exhibit C hereto, a Subsidiary may at any time or from time to time make deposits of cash or other property in the Trust pursuant to Section 1(d) hereof. Such Deposit Agreement shall provide, among other things, for the designation of Cleveland-Cliffs as agent and attorney for the Participating Subsidiary for all purposes under this Trust Agreement No. 7, including consenting to any amendments hereto, consenting to any Trustee accounts and consenting to anything requiring the approval or consent of a Participating Employer hereunder.

              (b) Cleveland-Cliffs is the sponsoring grantor for this Trust Agreement No. 7. It reserves to itself, and each Subsidiary by execution of a Deposit Agreement delegates to Cleveland-Cliffs, the power to amend or terminate this Trust Agreement No. 7 in accordance with its terms.
              15.    SEVERABILITY ALIENATION, ETC.:      (a)    Any provision
of this Trust Agreement No. 7 prohibited by law shall be ineffective to the extent of any such prohibition without invalidating the remaining provisions hereof.
              (b) To the extent permitted by law, benefits to Participants and Beneficiaries under this Trust Agreement No. 7 may not be anticipated, assigned (either by law or in equity), alienated or subject to attachment, garnishment, levy, execution or other legal or equitable process and no benefit provided for herein and actually paid to any Participant or Beneficiary by the Trustee shall be subject to any claim for repayment by any Participating Employer or the Trustee.
              (c) This Trust Agreement No. 7 shall be governed by and construed in accordance with the laws of the State of Ohio, without giving effect to the principles of conflict of laws thereof.
              (d) This Trust Agreement No. 7 may be executed in two or more counterparts, each of which shall be considered an original agreement. This Trust Agreement No. 7 shall become effective immediately upon the execution by Cleveland-Cliffs of at least one counterpart, it being understood that all parties need not sign the same counterpart, but shall not bind any

Trustee until such Trustee has executed at least one counterpart.
              (e) Each action taken by Cleveland-Cliffs hereunder shall, unless otherwise designated in such action by Cleveland-Cliffs or unless the context or this Trust Agreement No. 7 requires otherwise, be deemed to be an action of Cleveland-Cliffs on behalf of each Participating Subsidiary pursuant to the authority granted to Cleveland-Cliffs by such Participating Subsidiary in the Deposit Agreement.
              16.    NOTICES; IDENTIFICATION OF CERTAIN PARTICIPANTS OR
BENEFICIARIES:      (a)    All notices, requests, consents and other
communications hereunder shall be in writing and shall be deemed to have been duly given when received:
              If to the Trustee, to:

              Ameritrust Company National Association
              900 Euclid Avenue
              Cleveland, Ohio 44115
              Attention:    Trust Department
                            Employee Benefit Administration

              If to Cleveland-Cliffs, to:

              Cleveland-Cliffs Inc
              1100 Superior Avenue
              Cleveland, OH 44114
              Attention:    Secretary

              If to the Participants, to the addresses listed on Exhibit A hereto; and if to the Beneficiaries, to the addresses provided to the Trustee by Cleveland-Cliffs;
provided, however, that if any party or any Participant or Beneficiary or his or its successors shall have designated a different address by written notice to the other parties, then to the last address so designated.

              IN WITNESS WHEREOF, Cleveland-Cliffs and the Trustee have caused counterparts of this Trust Agreement No. 7 to be executed on their behalf on April 9, 1991, each of which shall be an original agreement.

                        CLEVELAND-CLIFFS INC



                        By:   Richard F. Novak
                              ----------------
                        Its:  V.P. of Human Resources
                              ---------------------------------

                        AMERITRUST COMPANY NATIONAL ASSOCIATION

                        By:  J. R. Russell
                             -------------
                        Its: Vice President
                             --------------




2225D

                                                                  EXHIBIT A
                                                                  ---------

                    All Senior Officers and Other Full-Time
                     Salaried Employees Grade 18 and Above/
                         Eligible Participants in SERP
                   -------------------------------------------

Grade        Name                         Title
-----        ----                         -----

56           M.  T.  Moore                Chairman and Chief Executive Officer

43           W.  R.  Calfee               Senior Executive Vice President

36           F.  S.  Forsythe             Executive Vice President-Operations

33           J.  S.  Brinzo               Executive Vice President-Finance

28           G.  N.  Carlson              Senior Vice President-Operations
             J.  W.  Villar               Senior Vice President-Technical
             A.  S.  West                 Senior Vice President-Sales

22           R.  Emmet                    Vice President and Treasurer
             F.  L.  Hartman              Vice President and Corporate Counsel
             J.  D.  Kucera               Corporate Medical Director
             R.  F.  Novak                Vice President-Human Resources
             J.  A.  Trethewey            Vice President and Controller

20           G.  N.  Chandler II          Vice President
             J.  L.  Kelley               Vice President-Public Affairs
             T.  C.  Levan                Vice President-Corporate Development

18           J.  A.  Fegan                General Manager-Empire Mine
             J.  D.  Jeffries             General Manager-Hibbing Taconite
             R.  C.  Berglund             General Manager-Tilden Mine
             W.  H.  Muloin               General Manager-Wabash Mines
             R.  W.  von Bitter           General Manager-LTV Steel Mining
                                            Company

17           M.  E.  Jackson              Secretary

                                                                       EXHIBIT B

                              CLEVELAND-CLIFFS INC
                      SUPPLEMENTAL RETIREMENT BENEFIT PLAN
              (as Amended and Restated Effective January 1, 1991)
              ---------------------------------------------------

              WHEREAS, Cleveland-Cliffs Inc ("Cleveland-Cliffs") and its subsidiary corporations and affiliates have established, or may hereafter establish, one or more qualified retirement plans;
              WHEREAS, the qualified retirement plans, pursuant to Sections 401(a) and 415 of the Internal Revenue Code of 1986, as amended, place certain limitations on the amount of contributions that would otherwise be made thereunder for certain participants;
              WHEREAS, Cleveland-Cliffs now desires to provide for the contributions which would otherwise have been made for such participants under certain of its qualified retirement plans except for such limitations, in consideration of services performed and to be performed by each such participant for Cleveland-Cliffs and its subsidiaries and affiliates; and
              WHEREAS, Cleveland-Cliffs has entered into, and Cleveland-Cliffs and its subsidiary corporations and affiliates may in the future enter into, agreements with certain executives providing for additional service credit and/or other features for purposes of computing retirement benefits, in consideration of services performed and to be performed by such executives for Cleveland-Cliffs and its subsidiaries and affiliates.
              NOW, THEREFORE, Cleveland-Cliffs hereby amends and restates and publishes the Supplemental Retirement Benefit Plan heretofore established by it, which shall contain the following terms and conditions:
              1.     DEFINITIONS.  A.      The following words and phrases when
used in this Plan with initial capital letters shall have the following respective meanings, unless the context clearly indicates otherwise. The masculine whenever used in this Plan shall include the feminine.
              B. "AFFILIATE" shall mean any partnership or joint venture of which any member of the Controlled Group is a partner or venturer and which shall adopt this Plan pursuant to paragraph 6.
              C. "BENEFICIARY" shall mean such person or persons (natural or otherwise) as may be designated by the Participant as his Beneficiary under this Plan. Such a designation may be made, and may be revoked or changed (without the consent of any previously designated Beneficiary), only by an instrument (in form acceptable to Cleveland-Cliffs) signed by the Participant and filed with Cleveland-Cliffs prior to the Participant's death. In the absence of such a designation and at any other time when there is no existing Beneficiary designated by the Participant to whom payment is to be made pursuant to his designation, his Beneficiary shall be his beneficiary under the Pension Plan.
A person designated by a Participant as his Beneficiary who or which ceases to exist shall not be entitled to any part of any payment thereafter to be made to the Participant's Beneficiary unless the Participant's designation specifically provided to the contrary. If two or more persons designated as a Participant's Beneficiary are in existence, the amount of any payment to the Beneficiary under this Plan shall be divided equally among such persons unless the Participant's designation specifically provided to the contrary.
              D. "CODE" shall mean the Internal Revenue Code of 1986, as it has been and may be amended from time to time.
              E. "CODE LIMITATIONS" shall mean the limitations imposed by Sections 401(a) and 415 of the Code, or any successor thereto, on the amount of the benefits which may be payable to a Participant from the Pension Plan.
              F. "CONTROLLED GROUP" shall mean Cleveland-Cliffs and any corporation in an unbroken chain of corporations beginning with Cleveland-Cliffs, if each of the corporations other than the last corporation in the chain owns or controls, directly or indirectly, stock possessing not less than fifty percent of the total combined voting power of all classes of stock in one of the other corporations.
              G. "EMPLOYER(S)" shall mean Cleveland-Cliffs and any other member of the Controlled Group and any Affiliate which shall adopt this Plan pursuant to paragraph 6.

              H. "PARTICIPANT" shall mean each person (i) who is a participant in the Pension Plan, (ii) who is a senior corporate officer of Cleveland-Cliffs or a full-time salaried employee of an Employer who has an Incentive Bonus Salary Grade 18 or above, and (ii) who as a result of participation in this Plan is entitled to a Supplemental Benefit under this Plan. Each person who is as a Participant under this Plan shall be notified in writing of such fact by his Employer, which shall also cause a copy of the Plan to be delivered to such person.
              I. "PARTICIPATION AGREEMENT" shall mean the agreement filed by the Participant, in the form prescribed by Cleveland-Cliffs, pursuant to paragraph 3.
              J. "PENSION PLAN" shall mean, with respect to any Participant, the defined benefit plan specified on Exhibit A hereto in which he participates.
              K. "SUPPLEMENTAL AGREEMENT" shall mean, with respect to any Participant, an agreement between the Participant and an Employer, and approved by Cleveland-Cliffs if it is not the Employer, which provides for additional service credit and/or other features for purposes of computing retirement benefits.
              L. "SUPPLEMENTAL BENEFIT" or "Supplemental Pension Plan Benefit" shall mean a retirement benefit determined as provided in paragraph 2.

              M. "SUPPLEMENTAL RETIREMENT BENEFIT PLAN" or "PLAN" shall mean this Plan, as the same may hereafter be amended or restated from time to time.
              2. DETERMINATION OF THE SUPPLEMENTAL PENSION PLAN BENEFIT. Each Participant or Beneficiary of a deceased Participant whose benefits under the Pension Plan payable on or after January 1, 1991 are reduced (a) due to the Code Limitations, or (b) due to deferrals of compensation by such Participant under the Cleveland-Cliffs Inc Voluntary Non-Qualified Deferred Compensation Plan (the "Deferred Compensation Plan"), and each Participant who has entered into a Supplemental Agreement with his Employer (and, where applicable a Beneficiary of a deceased Participant), shall be entitled to a Supplemental Pension Plan Benefit, which shall be determined as hereinafter provided. A Supplemental Pension Plan Benefit shall be a monthly retirement benefit equal to the difference between (i) the amount of the monthly benefit payable on and after January 1, 1991 to the Participant or his Beneficiary under the Pension Plan, determined under the Pension Plan as in effect on the date of the Participant's termination of employment with the Controlled Group and any Affiliate (and payable in the same optional form as his Actual Pension Plan Benefit, as defined below), but calculated without regard to any reduction in the Participant's compensation pursuant to the Deferred Compensation Plan, and as if the

Pension Plan did not contain a provision implementing the Code Limitations, and after giving effect to the provisions of any Supplemental Agreement, and (ii) the amount of the monthly benefit in fact payable on and after January 1, 1991 to the Participant or his Beneficiary under the Pension Plan. If the benefit payable to a Participant or Beneficiary pursuant to clause (ii) of the immediately preceding sentence (herein referred to as "Actual Pension Plan Benefit") is payable in a form other than a monthly benefit, such Actual Pension Plan Benefit shall be adjusted to a monthly benefit which is the actuarial equivalent of such Actual Pension Plan Benefit for the purpose of calculating the monthly Supplemental Pension Plan Benefit of the Participant or Beneficiary pursuant to the preceding sentence. For any Participant whose benefits become payable under the Pension Plan on or after January 1, 1991, the Supplemental Pension Plan Benefit includes any "Retirement Plan Augmentation Benefit" which the Participant shall have accrued under the Deferred Compensation Plan prior to the amendment of such Plan as of January 1, 1991 to delete such Benefit. The acceptance by the Participant or his Beneficiary of any Supplemental Pension Plan Benefit pursuant to paragraph 3 shall constitute payment of the Retirement Plan Augmentation Benefit included therein for purposes of the Deferred Compensation Plan prior to such amendment.

              3. PAYMENT OF THE SUPPLEMENTAL PENSION PLAN BENEFIT. A Participant's (or his Beneficiary's) Supplemental Pension Plan Benefit (calculated as provided in paragraph 2) shall be converted, at the time of his termination of employment with the Controlled Group and any Affiliate, into a lump sum amount of equivalent actuarial value determined by the actuary selected by Cleveland-Cliffs and based on the actuarial factors and assumptions then set forth in the Pension Plan for the purpose of determining the lump sum equivalent of a monthly benefit payable under the Pension Plan, or if no such factors and assumptions are therein set forth, then based on the Pension Benefit Guaranty Corporation interest rate for immediate annuities then in effect (the "Pension Plan Lump Sum Amount"). The Participant's former Employer shall pay the Pension Plan Lump Sum Amount to such Participant or his Beneficiary on the first day of February of the calendar year following the calendar year in which the Participant's retirement or death shall have occurred or such earlier time prior thereto, after the Participant's retirement or death, as shall be fixed by Cleveland-Cliffs.
              4. FORFEITABILITY. Anything herein to the contrary notwithstanding, if the Board of Directors of Cleveland-Cliffs shall determine in good faith that a Participant who is entitled to a benefit hereunder by reason of termination of his employment with Cleveland-Cliffs, during the period of 10 years after termination of his employment or until he attains age 65, whichever period is shorter, has engaged in a business competitive with Cleveland-Cliffs or any member of the Controlled Group or any Affiliate without the prior written consent of Cleveland-Cliffs, such Participant's rights to a Supplemental Pension Plan Benefit hereunder and the rights, if any, of his Beneficiary shall be terminated and no further Supplemental Benefit shall be paid to him or his Beneficiary hereunder.
              5.     GENERAL.      A.      The entire cost of this Supplemental
Retirement Benefit Plan shall be paid from the general assets of one or more of the Employers. It is the intent of the Employers to so pay benefits under the Plan as they become due; provided, however, that Cleveland-Cliffs may, in its sole discretion, establish or cause to be established a trust account for any or each Participant pursuant to an agreement, or agreements, with a bank and direct that some or all of a Participant's benefits under the Plan be paid from the general assets of his Employer which are transferred to the custody of such bank to be held by it in such trust account as property of the Employer subject to the claims of the Employer's creditors until such time as benefit payments pursuant to the Plan are made from such assets in accordance with such agreement; and until any such payment is made, neither the Plan nor any Participant or Beneficiary shall have any preferred claim on, or any beneficial ownership interest in, such assets. No liability for the payment of benefits under the Plan shall be imposed upon any officer, director, employee, or stockholder of Cleveland-Cliffs or other Employer.
              B. No right or interest of a Participant or his Beneficiary under this Supplemental Retirement Benefit Plan shall be anticipated, assigned (either at law or in equity) or alienated by the Participant or his Beneficiary, nor shall any such right or interest be subject to attachment, garnishment, levy, execution or other legal or equitable process or in any manner be liable for or subject to the debts of any Participant or Beneficiary. If any Participant or Beneficiary shall attempt to or shall alienate, sell, transfer, assign, pledge or otherwise encumber his benefits under the Plan or any part thereof, or if by reason of his bankruptcy or other event happening at any time such benefits would devolve upon anyone else or would not be enjoyed by him, then Cleveland-Cliffs may terminate his interest in any such benefit and hold or apply it to or for his benefit or the benefit of his spouse, children or other person or persons in fact dependent upon him, or any of them, in such a manner as Cleveland-Cliffs may deem proper; provided, however, that the provisions of this sentence shall not be applicable to the surviving spouse of any deceased Participant if Cleveland-Cliffs consents to such inapplicability, which consent shall not unreasonably be withheld.

              C. Employment rights shall not be enlarged or affected hereby. The Employers shall continue to have the right to discharge or retire a Participant, with or without cause.
              D. Notwithstanding any other provisions of this Plan to the contrary, if Cleveland-Cliffs determines that any Participant may not qualify as a "management or highly compensated employee" within the meaning of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or regulations thereunder, Cleveland-Cliffs may determine, in its sole discretion, that such Participant shall cease to be eligible to participate in this Plan. Upon such determination, the Employer shall make an immediate lump sum payment to the Participant equal to his then vested Supplemental Benefit. Upon such payment, no benefits shall thereafter be payable under this Plan either to the Participant or any Beneficiary of the Participant, and all of the Participant's elections as to the time and manner of payment of his Supplemental Benefit shall be deemed to be canceled.
              6. ADOPTION OF SUPPLEMENTAL RETIREMENT BENEFIT PLAN. Any member of the Controlled Group or any Affiliate which is an employer under the Pension Plan may become an Employer hereunder with the written consent of Cleveland-Cliffs if such member or such Affiliate executes an instrument evidencing its adoption of the Supplemental Retirement Benefit Plan and files a copy thereof with Cleveland-Cliffs. Such instrument of adoption may be subject to such terms and conditions as Cleveland-Cliffs requires or approves.
              7.     MISCELLANEOUS.        A.     Cleveland-Cliffs shall
interpret where necessary, in its reasonable and good faith judgment, the provisions of the Supplemental Retirement Benefit Plan and, except as otherwise provided in the Plan, shall determine the rights and status of Participants and Beneficiaries hereunder (including, without limitation, the amount of any Supplemental Benefit to which a Participant or Beneficiary may be entitled under the Plan). Except to the extent federal law controls, all questions pertaining to the construction, validity and effect of the provisions hereof shall be determined in accordance with the laws of the State of Ohio.
              B. Cleveland-Cliffs may, from time to time, delegate all or part of the administrative powers, duties and authorities delegated to it under this Plan to such person or persons, office of committee as it shall select by written notice to the Participants. For the purposes of ERISA, Cleveland-Cliffs shall be the plan sponsor and the plan administrator.
              C. Whenever there is denied, whether in whole or in part, a claim for benefits under the Plan filed by any person (herein referred to as the "Claimant"), the plan administrator shall transmit a written notice of such decision to the Claimant, which notice shall be written in a manner calculated to be understood by the Claimant and shall contain a statement of the specific reasons for the denial of the claim and statement advising the Claimant that, within 60 days of the date on which he receives such notice, he may obtain review of such decision in accordance with the procedures hereinafter set forth. Within such 60-day period, the Claimant or his authorized representative may request that the claim denial be reviewed by filing with the plan administrator a written request therefor, which request shall contain the following information:
              (i) the date on which the Claimant's request was filed with the plan administrator; provided, however, that the date on which the Claimant's request for review was in fact filed with the plan administrator shall control in the event that the date of the actual filing is later than the date stated by the Claimant pursuant to this paragraph;
              (ii) the specific portions of the denial of his claim which the Claimant requests the plan administrator to review;
             (iii) a statement by the Claimant setting forth the basis upon which he believes the plan administrator should reverse the previous denial of his claim for benefits and accept his claim as made; and

              (iv) any written material (offered as exhibits) which the Claimant desires the plan administrator to examine in its consideration of his position as stated pursuant to clause (iii) above.
Within 60 days of the date determined pursuant to clause (i) above, the plan administrator shall conduct a full and fair review of the decision denying the Claimant's claim for benefits. Within 60 days of the date of such hearing, the plan administrator shall render its written decision on review, written in a manner calculated to be understood by the Claimant, specifying the reasons and Plan provisions upon which its decision was based.
              8.     AMENDMENT AND TERMINATION.   A.     Cleveland-Cliffs has
reserved and does hereby reserve the right to amend, at any time, any or all of the provisions of the Supplemental Retirement Benefit Plan for all Employers, without the consent of any other Employer or any Participant, Beneficiary or any other person. Any such amendment shall be expressed in an instrument executed by Cleveland-Cliff and shall become effective as of the date designated in such instrument or, if no such date is specified, on the date of its execution.
              B. Cleveland-Cliffs has reserved, and does hereby reserve, the right to terminate the Supplemental Retirement Benefit Plan at any time for all Employers, without the consent of any other Employer or of any Participant, Beneficiary or any other person. Such termination shall be expressed in an instrument executed by Cleveland-Cliffs and shall become effective as of the date designated in such instrument, or if no date is specified, on the date of its execution. Any other Employer which shall have adopted the Plan may, with the written consent of Cleveland-Cliffs, elect separately to withdraw from the Plan and such withdrawal shall constitute a termination of the Plan as to it, but it shall continue to be an Employer for the purposes hereof as to Participants or Beneficiaries to whom it owes obligations hereunder. Any such withdrawal and termination shall be expressed in an instrument executed by the terminating Employer and shall become effective as of the date designated in such instrument or, if no date is specified, on the date of its execution.
              C. Notwithstanding the foregoing provisions hereof, no amendment or termination of the Supplemental Retirement Benefit Plan shall, without the consent of the Participant (or, in the case of his death, his Beneficiary), adversely affect (i) the benefit under the Plan of any Participant or Beneficiary then entitled to receive a benefit under the Plan or
(ii) the right of any other Participant to receive upon termination of his employment with the Controlled Group and any Affiliate (or the right of his Beneficiary to receive upon such Participant's death) that benefit which would have been received under the Plan if such employment of the Participant had terminated immediately prior to the amendment or termination of the Plan. Upon any termination of the Plan, each affected Participant's Supplemental Benefit shall be determined and distributed to him or, in the case of his death, to his Beneficiary as provided in paragraph 3 as if the employment of the Participant with the Controlled Group and any Affiliate had terminated immediately prior to the termination of the Plan.
              9.     EFECTIVE DATE.        The amended and restated
Supplemental Retirement Benefit Plan shall be effective as of January 1, 1991.
              IN WITNESS WHEREOF, Cleveland-Cliffs Inc, pursuant to the order of its Board of Directors, has executed this amended and restated Supplemental Retirement Benefit Plan at Cleveland, Ohio, this 9th day of April, 1991.

                              CLEVELAND-CLIFFS INC




                              By ________________________________
                                 Vice President - Human Resources

2291D

                                                                       Exhibit C

                 Deposit Agreement for Participating Subsidiary
                 ----------------------------------------------
                                  WITNESSETH:
                                  -----------
              WHEREAS, the undersigned is a subsidiary corporation or affiliate of Cleveland-Cliffs Inc and contributes to the Plan as defined in a certain Trust Agreement No. 7 dated April 9, 1991, by and between Cleveland-Cliffs Inc, an Ohio corporation ("Cleveland-Cliffs"), and Ameritrust Company National Association, a national banking association ("Trustee"); and
              WHEREAS, the undersigned wishes to become a Participating Subsidiary and Participating Employer pursuant to the terms of Trust Agreement No. 7.
              NOW, THEREFORE, in consideration of the premises the undersigned ("Subsidiary") hereby adopts Trust Agreement No. 7 and agrees to be bound by its terms effective the ____ day of __________________, 199_____. In addition:
              1. Capitalized terms in this Deposit Agreement shall have the meanings set forth in Trust Agreement No. 7 unless the context clearly requires otherwise.
              2. The Subsidiary by its signature hereto irrevocably makes, constitutes and appoints Cleveland-Cliffs its agents and its true and lawful attorney in its name, place and stead, with the power from time to time to substitute or resubstitute one or more others as such attorney, and to make, execute, swear to, acknowledge, verify, deliver, file, record and publish any or all of the following:
                     (a) All documents, agreements, requests, undertakings, certificates or other instruments which may be required or deemed desirable by Cleveland-Cliffs to effectuate the provisions of any part of Trust Agreement No. 7 and by way of extension and not in limitation to do all such other things as shall be necessary to continue the Trust under the laws of the State of Ohio.

                     (b) Amendments to Trust Agreement No. 7 authorized or approved in accordance with Sections 4, 9 and 14 thereof and all documents, certificates or other instruments deemed desirable by Cleveland-Cliffs or required in connection therewith.
              3. It is expressly intended by the Subsidiary that the foregoing power of attorney is a special power of attorney coupled with an interest in favor of Cleveland-Cliffs appointed as attorney-in-fact on the Subsidiary's behalf, and as such shall be irrevocable and shall survive the Subsidiary's merger, dissolution or other termination of existence.
              4. In the event a Participant is transferred from the employ of the Subsidiary to another Participating Employer, effective on the date of such transfer, the Subsidiary may agree to assign assets with a value equal to, or greater or lesser than, the value of the transferred Participant's account under Section 7(b) of the Trust to the successor Participating Employer in exchange for such Participating Employer assuming and being responsible for the Subsidiary's liabilities and obligations to such transferred Participant under the Plan.

              5. In the event a Participant is transferred from the employ of another Participating Employer to the Subsidiary, effective on the date of such transfer, the Subsidiary may agree that upon the assignment by such Participating Employer to the Subsidiary of assets with a value equal to, or greater or lesser than, the value of the transferred Executive's account under
Section 7(b) of the Trust, in exchange therefor, the Subsidiary will assume and be responsible for the Participating Employer's liabilities and obligations to such participant under the Plan.
              6. The Subsidiary agrees to bear its pro rata share (as determined by Cleveland-Cliffs) of any and all expenses of the Trust.
        IN WITNESS WHEREOF, the Subsidiary has caused this Deposit Agreement, to be executed on its behalf on _________________, 199____.

                                    Subsidiary



                                    By: __________________________________
                                    Its: __________________________________

Accepted                            CLEVELAND-CLIFFS INC



                                    By: __________________________________
                                    Its: _________________________________


                                    AMERITRUST COMPANY, NATIONAL
                                    ASSOCIATION



                                    By: __________________________________
                                    Its: _________________________________

                    FIRST AMENDMENT TO TRUST AGREEMENT NO. 7
                    ----------------------------------------

              This First Amendment to Trust Agreement No. 7 is made on this 9th day of March, 1992, by and between Cleveland-Cliffs Inc, an Ohio corporation ("Cleveland-Cliffs") and Ameritrust Company National Association, a national banking association, as trustee (the "Trustee");
                                  WITNESSETH:
                                  -----------

              WHEREAS, on April 9, 1991, Cleveland-Cliffs and the Trustee entered into a trust agreement ("Trust Agreement No. 7") for the purpose of providing benefits under the Cleveland-Cliffs Inc Supplemental Retirement Benefit Plan, as Amended and Restated (Effective January 1, 1991), to certain employees of Cleveland-Cliffs and its subsidiary corporations and affiliates; and
              WHEREAS, Cleveland-Cliffs has reserved the right, with the Trustee, pursuant to Section 12 of Trust Agreement No. 7, to amend Trust Agreement No. 7 without the consent of any Trust Beneficiaries, as defined in Trust Agreement No. 7.
              NOW, THEREFORE, Cleveland-Cliffs and the Trustee hereby agree that Trust Agreement No. 7 shall be amended as follows:
              1. The second sentence of Section l(b) of Trust Agreement No.
7 is hereby amended to read as follows:
              "The term "Change of Control" shall mean the occurrence of any of the following events:

              (i) Cleveland-Cliffs shall merge into itself, or be merged or consolidated with, another corporation and a as result of such merger or consolidation less than 70% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the former shareholders of Cleveland-Cliffs as the same shall have existed immediately prior to such merger or consolidation;
              (ii) Cleveland-Cliffs shall sell or transfer to one or more persons, corporations or entities, in a single transaction or a series of related transactions, more than one-half of the assets accounted for on the Statement of Consolidated Financial Position of Cleveland-Cliffs as "properties" or "investments in associated companies" (or such replacements for these accounts as may be adopted from time to time) unless by an affirmative vote of two-thirds of the members of the Board of Directors, the transaction or transactions are exempted from the operation of this provision based on a good faith finding that the transaction or transactions are not within the intended scope of this definition for purposes of this instrument;
              (iii)  a person within the meaning of Section 3(a)(9) or of
Section 13(d)(3) (as in effect on the date hereof) of the Securities Exchange Act of 1934, shall become the beneficial owner (as defined in Rule 13d-3 of the Securities and Exchange Commission pursuant to the Securities Exchange Act of
1934) of 30% or more of the
outstanding voting securities of Cleveland-Cliffs (whether directly or indirectly); or
              (iv) during any period of three consecutive years, including, without limitation, the year 1991, individuals who at the beginning of any such period constitute the Board of Directors of Cleveland-Cliffs cease, for any reason, to constitute at least a majority thereof, unless the election, or the nomination for election by the shareholders of Cleveland-Cliffs, of each Director first elected during any such period was approved by a vote of at least one-third of the Directors of Cleveland-Cliffs who are Directors of Cleveland-Cliffs on the date of the beginning of any such period."

              IN WITNESS WHEREOF, Cleveland-Cliffs and the Trustee have caused counterparts of this First Amendment to Trust Agreement No. 7 to be executed on March 9, 1992.
-------------
                     CLEVELAND-CLIFFS INC



                     By:  R. F. Novak
                          -----------
                     Its: Vice President
                          --------------

                     AMERITRUST COMPANY NATIONAL
                     ASSOCIATION



                     By:  J. R. Russell
                          -------------
                     Its: Vice President
                          --------------


2999F